UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 19, 2011

PEOPLES BANCORPORATION, INC.

Incorporated under the	Commission File No. 000-20616	I.R.S. Employer
laws of South Carolina		Identification No.
57-0951843

1818 East Main Street
Easley, South Carolina 29640

Telephone: (864) 859-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2011, Peoples Bancorporation, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SCBT Financial Corporation (“SCBT”).  The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, the Company will merge (the “Merger”) with and into SCBT, with SCBT continuing as the surviving corporation (the “Surviving Corporation”).

Subject to the terms and conditions set forth in the Merger Agreement, which has been approved by the board of directors of each of SCBT and the Company, at the effective time of the Merger, each outstanding share of Company common stock will be converted into the right to receive 0.1413 (the “Exchange Ratio”) of a share of common stock of SCBT (“SCBT Common Stock”), subject to the payment of cash in lieu of fractional shares and further subject to certain adjustments set forth in the Merger Agreement.

The Merger Agreement contains customary representations and warranties from SCBT and the Company, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of the Company’s businesses during the interim period between the execution of the Merger Agreement and the Closing, (2) the Company’s obligations to facilitate its shareholders’ consideration of, and voting upon, the approval of the Merger, (3) the recommendation by the board of directors of the Company in favor of the approval by its shareholders of the Merger Agreement and the transactions contemplated thereby and (4) the Company’s non-solicitation obligations relating to alternative business combination transactions.

Completion of the Merger is subject to certain customary conditions, including (1) approval of the Merger Agreement by the Company’s shareholders, (2) receipt of required regulatory approvals, (3) the absence of any law or order prohibiting the consummation of the Merger, (4) approval of the listing on the Nasdaq Global Market of the SCBT Common Stock to be issued in the Merger and (5) the effectiveness of the registration statement for the SCBT Common Stock to be issued in the Merger.  Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both SCBT and the Company and further provides that upon termination of the Merger Agreement under certain circumstances, the Company will be obligated to pay the SCBT a termination fee of $1.5 million.

The foregoing description of the of the Merger and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated as Exhibit 2.1 to this report by reference to Exhibit 2.1 to SCBT’s Current Report on Form 8-K filed by SCBT on December 23, 2011. The Merger Agreement has been made the an exhibit to this report in order to provide investors and security holders with information regarding its terms.  It is not intended to provide any other financial information about SCBT, the Company or their respective subsidiaries and affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of SCBT, the Company or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by SCBT.

Important Additional Information

SCBT Financial Corporation will file a registration statement and other relevant documents concerning the transaction with the Securities and Exchange Commission and appropriate state and federal banking authorities as soon as is practical. Peoples Bancorporation will prepare a proxy statement and other relevant documents concerning the proposed transaction for its shareholders.  PEOPLES BANCORPORATION SHAREHOLDERS ARE URGED TO READ SUCH PROXY AND REGISTRATION STATEMENTS REGARDING THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THESE WILL CONTAIN IMPORTANT INFORMATION.  You will be able to obtain a free copy of the registration statement, as well as other filings containing information about SCBT Financial Corporation and Peoples Bancorporation, Inc., at the SEC’s internet site (http://www.sec.gov).  The documents can also be obtained, without charge, by directing a written request to either SCBT Financial Corporation, Post Office Box 1030, Columbia, SC 29202, Attention: Richard C. Mathis, Executive Vice President and Treasurer, or Peoples Bancorporation, Inc., Post Office Box 1989, Easley, South Carolina 29640, Attention: Robert E. Dye, Jr., Senior Vice President and Chief Financial Officer.

SCBT, Peoples Bancorporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Peoples Bancorporation in connection with the Merger.  Information about the directors and executive officers of Peoples Bancorporation and their ownership of Peoples common stock is set forth in Peoples Bancorporation’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at Peoples Bancorporation’s address in the preceding paragraph.  Information about the directors and executive officers of SCBT Financial Corporation is set forth in SCBT’s most recent proxy statement filed with the SEC and available at the SEC’s internet site and from SCBT at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 2.1*                      Agreement and Plan of Merger dated as of December 19, 2011 by andbetween Peoples Bancorporation, Inc., and SCBT Financial Corporation

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*           Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of SCBT Financial Corporation filed on December 23, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEOPLES BANCORPORATION, INC.                                                                (Registrant)

Date: December 23, 2001                                     By: /s/ L. Andrew Westbrook, III

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L. Andrew Westbrook, III
President

C

EXHIBIT INDEX

Exhibit 2.1*                      Agreement and Plan of Merger dated as of December 19, 2011 by andbetween Peoples Bancorporation, Inc., and SCBT Financial Corporation

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*           Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of SCBT Financial Corporation filed on December 23, 2011.